UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                           AMENDMENT NO. 1 TO FORM 8-K

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                             CURRENT REPORT PURSUANT
          TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                Date of Report (Date of earliest event reported)
                                  June 17, 2004
                            Anscott Industries, Inc.
             (Exact name of registrant as specified in its charter)

     Florida                          000-26513                  86-0000714
(State or other jurisdiction         (Commission           (IRS Employer ID No.)
    of Incorporation)                 File Number)



                       26 Haynes Drive, Wayne, New Jersey
                                  973-696-7575
             (Address and Telephone Number of Registrant's Principal
               Executive Offices and Principal Place of Business)


          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

(a)      Previous Independent Auditors:

(i) Effective June 17, 2004, Madsen & Associates CPA's, Inc. ("Madsen") was dismissed as the independent auditor for the Company and Marcum & Kliegman, was appointed as the new independent auditor for the Company.

(ii) Madsen issued its Report of Independent Public Accountants related to Anscott's financial statements for fiscal year ended March 31, 2003. Management of Anscott is unaware of any disagreements with Madsen related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the most recent fiscal year and any subsequent interim period through Madsen's dismissal on June 17, 2004, there has been no disagreement between the Company and Madsen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Madsen would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants. Madsen's audit report on the revised financial statements for the year ended March 31, 2003 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles but included an explanatory paragraph reflecting an uncertainty because the realization of a major portion of the Company's assets is dependent upon its ability to meet its future financing requirements and the success of future operations. The Company's net loss in the audited year and its accumulated deficit raise substantial doubt about the Company's ability to continue as a going concern.

(iv) There have been no disagreements with Madsen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Madsen would have caused them to make reference thereto in their report on the financial statements.

(v) The Company requested that Madsen furnish it with a letter addressed to the SEC stating whether it disagrees with the above statements. A copy of the letter to the SEC, dated June 17, 2004 is filed as an Exhibit (c) to the Form 8-K filed with the SEC on June 17, 2004.

(vi) During the two most recent fiscal years and the interim period subsequent to June 17, 2004, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(b)      New Independent Accountants:

(i) The Company engaged, Marcum & Kliegman LLP, New York, New York as its new independent auditors as of June 17, 2004. Prior to such date, the Company, except with regard to the observation of the Company's inventory on April 1, 2004 by Marcum & Kliegman, LLP, did not consult with Marcum & Kliegman LLP regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Marcum & Kliegman LLP, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

7.       Financial Statements and Exhibits
Exhibit
Number     Description
(a)         None
(b)         None

16.1        Consent from Independant Accountant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ANSCOTT INDUSTRIES, INC.

                                         By: /s/ Jack Belluscio
June 24, 2004                                    --------------
                                                 Jack Belluscio
                                                 President